UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

5BARz INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53778	26-4343002
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

9444 Waples Street, Suite 140 San Diego, California 92121
(Address of principal executive offices)

(877) 723-7255

Registrant’s telephone number, including area code

1218 Third Ave., Suite 505

Seattle, Washington

98101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Change in Address of Principle Executive Offices

On October 1, 2013 the Company entered into a lease agreement for the development of a research and development facility for the Company, referred to as the 5BARz International, Inc., Innovation Center. The Innovation Center is located at;

9444 Waples Street, Suite 140

San Diego, California

92121

Having completed the development of the Innovation Center, the Company is in the process of expanding it’s facilities at this location, and are moving their headquarters immediately to this facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5BARz INTERNATIONAL, INC. (Registrant)

Date: April 30, 2014	By:	/s/ Daniel Bland
Name: Daniel Bland
Title: Chief Executive Officer

Date: April 30, 2014	By:	/s/ Gil Amelio
Name: Gil Amelio
Title: Chairman of the Board